UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 16, 2004

Solomon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 L & R Industrial Boulevard

Tarpon Springs, Florida 34689

(Address of principal executive office, including zip code)

(727) 934-8778

(Telephone number, including area code)

Item 5. Other Events

We have changed our principal executive offices to 1400 L & R Industrial Boulevard, Tarpon Springs, Florida 34689. Our main telephone number is (727) 934-8778. We continue to maintain a satellite office at our former headquarters location at 7383 Benedict Avenue, Benedict, Maryland.

SIGNATURE

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Solomon Technologies, Inc.

Dated: January 16, 2004	By:	/s/ DAVID E. TETHER

David E. Tether President and Chief Executive Officer